UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2009
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place	92121
San Diego, California	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 652-6500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 8, 2009, Ardea Biosciences, Inc. (the “Company”) reported its results of operations for the quarter ended March 31, 2009. A copy of the press release announcing the Company’s results of operations is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
On May 8, 2009, the Company implemented a corporate restructuring of its operations to focus its resources on its clinical-stage programs. In connection with the corporate restructuring, the Company is reducing its workforce by approximately 47%. The reduction comes primarily in the Company’s discovery research and related administrative areas. The Company is offering severance benefits to the terminated employees, including extension of the period for exercising their vested stock options. The Company anticipates recording a charge of approximately $0.9 million, primarily associated with personnel-related termination costs, the majority of which will be recognized in the second quarter of 2009. Substantially all of the charge is expected to represent cash expenditures, with the balance resulting from non-cash, share-based compensation expense. The above estimated costs and charges may vary materially based on various factors, including those discussed below.
Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, references to the Company’s estimated charges and expected benefits resulting from the restructuring discussed above. Risks that contribute to the uncertain nature of the forward-looking statements include risks related to the timing of actions relating to the restructuring and related events, the success of our restructuring, our assumptions and projections relating to the restructuring, the outcome of preclinical and clinical studies, risks related to regulatory approvals, delays in commencement of preclinical and clinical studies, costs associated with our drug discovery and development programs, and risks related to the outcome of our business development activities, including collaboration or licensing agreements. These and other risks and uncertainties are described more fully in our most recently filed SEC documents, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, under the headings “Risk Factors.” All forward-looking statements contained in this press release speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description
99.1	Press Release, dated May 8, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: May 8, 2009	/s/ John W. Beck
John W. Beck
Chief Financial Officer

EXHIBIT LIST

Exhibit Number	Document Description
99.1	Press Release, dated May 8, 2009.